UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 22, 2019
NORDSTROM, INC.
(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1617 Sixth Avenue, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code (206) 628-2111
Inapplicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, without par value	JWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On May 22, 2019, the Board approved an amendment to the Company's Bylaws (the "Bylaw Amendment"). The sole amendment consisted of decreasing the maximum number of directors from twelve (12) to eleven (11). The Bylaw Amendment was effective at adoption.
The Bylaws, as amended by the Amendment, are filed with this Current Report on Form 8-K as Exhibit 3.1 and are incorporated by reference herein. The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Bylaws, as amended by the Amendment.
ITEM 5.07 Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Shareholders of the Company held on May 23, 2019, the shareholders voted on the election of each of the Company’s eleven nominees for directors for the term of one year, the ratification of the appointment of Deloitte & Touche LLP as Independent Auditors of the Company, an advisory vote regarding executive compensation, and the approval of the Company's 2019 Equity Incentive Plan.
The results of the voting were as follows:

Election of Directors	For	Against	Abstentions	Broker Non-Votes
Shellye L. Archambeau	106,363,407	1,349,384	99,836	22,912,696
Stacy Brown-Philpot	107,445,572	266,231	100,824	22,912,696
Tanya L. Domier	105,218,116	2,493,282	101,229	22,912,696
Kirsten A. Green	107,313,922	399,234	99,471	22,912,696
Glenda G. McNeal	106,475,992	1,237,313	99,322	22,912,696
Erik B. Nordstrom	107,485,413	240,400	86,814	22,912,696
Peter E. Nordstrom	107,440,867	285,849	85,911	22,912,696
Brad D. Smith	89,566,278	16,439,918	1,806,431	22,912,696
Gordon A. Smith	107,417,840	270,371	124,416	22,912,696
Bradley D. Tilden	107,357,419	354,749	100,459	22,912,696
B. Kevin Turner	107,219,541	489,545	103,541	22,912,696

Ratification of the Appointment of Independent Registered Public Accounting Firm	125,665,406	4,927,155	132,762	n/a
Advisory Vote Regarding Executive Compensation	101,351,026	6,184,347	277,254	22,912,696
Approval of the Nordstrom, Inc. 2019 Equity Incentive Plan	100,652,994	6,987,178	172,455	22,912,696
ITEM 8.01 Other Events
On May 23, 2019, Nordstrom, Inc. issued a press release announcing that the Board of Directors has approved a quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

3.1	Bylaws, as amended and restated on May 22, 2019
99.1	Press release of Nordstrom, Inc., dated May 23, 2019

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

3.1	Bylaws, as amended and restated on May 22, 2019
99.1	Press release of Nordstrom, Inc., dated May 23, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Anne L. Bramman
Anne L. Bramman
Chief Financial Officer,
(Principal Financial Officer)

Date: May 29, 2019